UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2016

CRISPR THERAPEUTICS AG

(Exact Name of Company as Specified in Charter)

Switzerland	001-37923	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Aeschenvorstadt 36

4051 Basel

Switzerland

+41 61 228 7800

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2016, in connection with the closing of its initial public offering, CRISPR Therapeutics AG (the “Company”) filed its Articles of Association with the Commercial Register in Switzerland. A description of the material terms of the Articles of Association is contained in the Company’s registration statement on Form S-1, filed with the Securities and Exchange Commission on October 7, 2016.

The description of the Articles of Association is qualified in its entirety by reference to the complete text of the Articles of Association, a copy of which is attached hereto as Exhibit 3.1.

Item  9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Articles of Association of CRISPR Therapeutics AG, dated October 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRISPR THERAPEUTICS AG

Date: November 8, 2016	By:	/s/ Marc A. Becker
Marc A. Becker
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Association of CRISPR Therapeutics AG, dated October 20, 2016